THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Fee-Based Variable Annuity

Supplement dated January 12, 2018 to the prospectus dated May 1, 2017

This supplement outlines a change to the investment options under your variable annuity contract. All other provisions outlined in your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

For contracts purchased on and after January 16, 2018, the Goldman Sachs VIT Strategic Income Fund will not be available as an investment option.  All references to this fund in your prospectus should be disregarded.

Please retain this supplement for future reference.